SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):   October 28, 2010

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	0-11757 COMMISSION FILE NUMBER	71-0335111 (IRS EMPLOYER IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(REGISTRANT'S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	ELECTION AND APPOINTMENT OF PRINCIPAL OFFICERS

On October 28, 2010, we issued a news release announcing the following:

●	Effective January 1, 2011, Wayne Garrison will retire as Chairman of the Board, but remain a Director.

●	Effective January 1, 2011, Kirk Thompson will step down as President and Chief Executive Officer of the Company and assume the position of Chairman of the Board.

●
Effective January 1, 2011, John Roberts will assume the position of President and Chief Executive Officer of the Company.  Mr. Roberts was also elected to the Board effective October 28, 2010. Mr. Roberts has served as President of our Dedicated Contract Services segment since 1997.  Prior to that he was Vice President of Marketing Strategy and has held various sales positions since starting with the Company in 1989.

A copy of that news release is filed as an exhibit to this Form 8-K.

On October 28, 2010, our Executive Compensation Committee approved base salaries for the following officers:

David G. Mee	EVP, Finance and Administration and CFO and Corporate Secretary	$350,000

Craig Harper	EVP, Operations and COO	$370,000

Paul Bergant	EVP, CMO, President of JBI	$375,000

John N. Roberts III	EVP and President, DCS	$344,500

Also on October 28, 2010, our Executive Compensation Committee recommended and independent members of the Board of Directors approved the following base salaries effective October 28, 2010 through December 31, 2010:

Wayne Garrison	Chairman of the Board	$530,000

Kirk Thompson	President and CEO	$695,000

Effective January 1, 2011, the following base salaries were approved by the independent members of the Board of Directors:

Kirk Thompson	Chairman of the Board	$595,000

John N. Roberts III	President and CEO	$550,000

A summary of our compensation arrangements with our named executive officers is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On October 28, 2010, we issued a news release announcing the declaration of the regular quarterly dividend of $.12 per common share payable to stockholders of record on November 15, 2010.  The dividend will be paid on December 2, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	News release issued by J.B. Hunt Transport Services, Inc. on October 28, 2010 announcing management changes, election of Director and declaration of third quarter dividend.

99.2	Summary of Compensation Arrangements with Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 2nd day of November 2010.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:      /s/ Kirk Thompson
            Kirk Thompson
            President and Chief Executive Officer

BY:      /s/ David G. Mee
            David G. Mee
            Executive Vice President, Finance and
            Administration,
            Chief Financial Officer

BY:      /s/ Donald G. Cope
            Donald G. Cope
            Senior Vice President, Controller,
            Chief Accounting Officer

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